SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                        FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



                                      June 3, 1997
                    Date of Report (Date of earliest event reported)



                               CALIFORNIA MICROWAVE, INC.
                 (Exact name of registrant as specified in its charter)


             Delaware                 0-7428              94-1668412
             (State or other          (Commission         (IRS Employer
             jurisdiction of          File Number)        Identification No.)
             incorporation)


                    555 Twin Dolphin Drive, Redwood City, California 94065
                     (Address of principal executive offices)  (Zip Code)


             (Registrant's telephone number, including area code):  415/596-9000

























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                       Item 5.  Other Events.

                       On June 3, 1997, California Microwave, Inc. (the
             "Company") issued the press release attached as Exhibit 99.1 hereto announcing that after a comprehensive business review the Company had decided to sell its Satellite Transmission Systems and Microwave Networks business units and keep its satellite modem and other wireless radio divisions.

                       Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                       99.1 Press Release of California Microwave, Inc.
                            dated June 3, 1997.


                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CALIFORNIA MICROWAVE, INC.
                                           (Registrant)



                                      By:  /s/ GEORGE L. SPILLANE
                                           ______________________________
                                      Name:     George L. Spillane
                                      Title:    Vice President,
                                                Chief Financial Officer



             Dated:  June 20, 1997
















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                                     EXHIBIT INDEX


                  Exhibit No.         Description of Exhibit


                  99.1                Press Release of California
                                      Microwave, Inc. dated June 3, 1997















































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